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                           THE STRIDE RITE CORPORATION

              FORM 10-K FOR THE FISCAL YEAR ENDED NOVEMBER 28, 1997

                                  Exhibit 10(x)

                           THE STRIDE RITE CORPORATION
                 1998 NON-EMPLOYEE DIRECTOR STOCK OWNERSHIP PLAN

Section 1:  Purpose

         The Stride Rite Corporation 1998 Non-Employee Director Stock Ownership Plan (the "Plan") has been adopted to promote the long-term growth and financial success of The Stride Rite Corporation (the "Company") by attracting and retaining non-employee directors of outstanding ability and assisting the Company in promoting a greater identity of interest between the Company's non-employee directors and its stockholders.

Section 2:  Definitions

As used in the Plan, the following terms have the respective meanings as set forth below.

-        Award means any Stock Option or Stock Award granted under the Plan.

-        Board means the Company's Board of Directors.

-        Common Stock means the Common Stock, $.25 par value, of the Company.

- Company means The Stride Rite Corporation, a corporation established under the laws of the Commonwealth of Massachusetts, and any entity that is directly or indirectly controlled by the Company.

- Fair Market Value means on any given date the last reported sale price of the Common Stock on the last trading date on which the Common Stock was traded preceding the specified date or, if no Common Stock was traded on such date, the most recent date on which Common Stock was traded preceding the specified date, as reflected on The New York Stock Exchange - Composite Tape or, if not listed on such exchange, on any other national securities exchange on which the Common Stock is listed or on the National Association of Securities Dealers Automated Quotation system, or par value of Common Stock if greater.

- 1934 Act means the Securities Exchange Act of 1934, as amended from time to time.

- Participant means a Director of the Board who is not an employee of the Company coincident with or subsequent to shareholder approval of the Plan.

-        Shares means shares of the Common Stock.

- Stock Award means an Award to a Participant comprised of Common Stock granted under Section 6 of the Plan.

- Stock Option means an Award in the form of the right to purchase a specified number of Shares at a specified price during a specified period granted under Section 6 of the Plan.

Section 3:  Effective Dates

         (a) The Plan shall be in effect as of April 16, 1998, subject to approval by the Company's stockholders and registration of the Shares issuable pursuant to the grant of Stock Awards and the exercise of Stock Options pursuant to the Securities Act of 1933, as amended. No Awards may be made under the Plan after ten years from the date of approval or earlier termination of the Plan by the Board.

         (b) The Stride Rite Corporation 1994 Non-Employee Director Stock Ownership Plan shall terminate with respect to the grant of additional Awards under such Plan on the date of shareholder approval of this Plan.

Section 4:  Plan Operation

         The Plan is intended to be self-governing and requires no discretionary action by any administrative body with regard to any transaction under the Plan. To the extent, if any, that any questions of interpretation arise, these shall be resolved by the Board.

Section 5:  Stock Available for Awards

         (a) Common Shares Available. The maximum number of Shares available for Awards under the Plan may not exceed 300,000 shares of Common Stock of the Company.

         (b) Adjustments and Reorganizations. In the event of any change in the Common Stock by reason of any stock dividend, stock split, combination of shares, exchange of shares, warrants or rights offering to purchase Common Stock at a price below its fair market value, reclassification, recapitalization, merger, consolidation, spin-off or other change in capitalization of the Company, other than a transaction in which the Stock Options would be assumed pursuant to Section 7(b) hereof, the aggregate number and kind of shares reserved for issuance under the Plan, the number of Stock Options and Stock Awards issuable pursuant to the automatic grant provisions of Section 6 hereof, and the number, kind and option price of shares subject to outstanding Stock Options, shall be automatically adjusted such that the proportionate interests of the holders of Stock Options granted under the Plan will be maintained as before the occurrence of such event; provided, however, that the number of shares subject to any Award shall always be a whole number.

         (c) Common Stock Usage. The number of Shares of Common Stock underlying any Awards granted under the Plan which are forfeited, canceled, reacquired by the Company, satisfied without issuance of Common Stock or otherwise terminated (other than by exercise) shall again be available for granting of additional Awards under the Plan.



Section 6:  Awards

         (a) On the day after the date of the effectiveness of the Registration Statement for the Shares and the day after each annual meeting of stockholders commencing with the 1999 annual meeting of stockholders, the Company will issue to each Participant a stock grant of 500 Shares (the "Annual Stock Award") and a non-qualified Stock Option to purchase 5,000 shares (the "Annual Stock Option") until the Plan is terminated or amended.

         (b) Each Annual Stock Option shall have a term of ten years and shall become exercisable as follows: with respect to 1,600 Shares one year after grant; with respect to 1,700 Shares two years after grant and with respect to 1,700 Shares three years after grant.

         (c) The Stock Option exercise price shall be the Fair Market Value of a Share on the date of grant, payable at the time of exercise in cash or Shares (held at least six months prior to exercise, unless purchased by the Participant on the open market) valued at their Fair Market Value, or in a combination thereof.

Section 7:        Effect of Changes of Control and Business Combinations

         (a) Notwithstanding any other provision of this Plan to the contrary, in the event of a Change of Control (as hereinafter defined), the provisions of this Section 7 shall apply.

                  (i) Any Stock Options outstanding as of the date a Change of Control occurs, which are not then exercisable and vested, shall become fully exercisable and vested, effective immediately prior to the occurrence of such Change of Control.

                  (ii) Definition of Change of Control. For purposes of this Plan, a "Change of Control" shall mean the happening of any of the following events:

                           (A) The  acquisition  by any  individual,  entity  or
                  group (within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act (a "Person"), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of 20% or more of either (i) the then outstanding Shares (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (A) the following acquisitions shall not constitute a Change of
                  Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, (iv) any acquisition pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (C) below; or (v) any acquisition of less than 25% of the Outstanding Company Common Stock or Outstanding Company Voting Securities by a Person who certifies that such securities are not being acquired or held for the purpose of and will not have the effect of changing or influencing the control of the Company and are not being acquired in connection with or as a participant in any transaction having such purpose or effect, only for so long as such Person can continue to make such certification; or

                           (B) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board.

                           (C) The approval by the  shareholders  of the Company
                  of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Corporation or the acquisition of assets of another entity (each a "Business Combination") or, if consummation of such Business Combination is subject, at the time of such approval by shareholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly by consummation), in each case, unless following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Stock or the Outstanding Company Voting Securities immediately prior to such Business Combination will beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation that as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Company Common Stock or the Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) will beneficially own, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation, except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the Board of Directors of the corporation resulting from such Business Combination will have been members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

                           (D) Approval by the  shareholders of the Company of a
                  complete liquidation or dissolution of the Company.

         (b) In the event of a Business Combination, outstanding Stock Options shall be assumed by the successor or acquiror corporation, as the case may be, or a parent thereof, or be replaced with a comparable option to purchase shares of the capital stock of such successor, acquiror or parent, provided that each outstanding Stock Option which is assumed in connection with a Business
Combination or is otherwise to continue in effect shall be appropriately adjusted, immediately after such Business Combination, to apply and pertain to the number and class of securities which would have been issuable, upon the consummation of such Business Combination, to an actual shareholder of the same number of shares of Common Stock as are subject to such Stock Option immediately prior to such Business Combination, and provided further that, should the consideration to be received in the Business Combination by the holders of Common Stock be cash in whole or in part, the holder of each Stock Option shall be entitled to receive that amount of cash that would be payable upon the consummation of such Business Combination, to an actual holder of the same number of shares of Common Stock as are subject to such Stock Option immediately prior to such Business Combination, less the exercise price per share subject to such Stock Option. In the event that Stock Options are assumed or otherwise continue in effect, in whole or in part, appropriate adjustments shall also be made to the exercise price payable per share, provided the aggregate exercise price payable for such securities shall remain the same, and, in addition, the class and number of securities available for issuance under the Plan and the automatic grant provisions of Section 6 hereof following the consummation of the Business Combination shall be appropriately adjusted.

         (c) The grant of Stock Options and Stock Awards under this Plan shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

Section 8:  General Provisions Applicable to Awards

         (a)  Non-Transferability  of Stock Options. Stock Options granted under
Section 6 hereof may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or under the laws of descent and distribution. The designation of a beneficiary shall not constitute a transfer. A Stock Option may be exercised, during the lifetime of the Participant, only by such Participant or his legal representative.

         (b) Termination of Directorship. If for any reason a Participant ceases to be a Director of the Company one year or more after the Director's initial election or appointment to the Board while holding a Stock Option granted under this plan, any Stock Option which has vested shall continue to be exercisable for a period of three years or the remainder of the option term whichever is shorter (the "post termination period"). If for any reason other than death a Participant ceases to be a Director of the Company within one year of the Director's initial election or appointment to the Board, any Stock Option awarded under this plan and held by the Director shall be canceled as of the date of such termination. In the event a Participant dies within one year of initial election or appointment to the Board, the Stock Options shall be exercisable by the transferee who received such Stock Option pursuant to a will or in accordance with the laws of descent and distribution for a period of three years following the date of death.

         (c) Documentation of Grants. Awards made under the Plan shall be evidenced by written agreements or such other appropriate documentation as the Board shall prescribe. The Board need not require the execution of any instrument or acknowledgment of notice of an Award under the Plan, in which case acceptance of such Award by the respective Participant will constitute agreement to the terms of the Award.

         (d) Plan Amendment or Termination. The Board may suspend the Plan or any portion of the Plan or terminate the Plan. The Board may also amend the Plan if deemed to be in the best interests of the Company and its stockholders; provided, however, that no such suspension, termination or amendment may impair any Participant's right regarding any outstanding Awards without his or her consent.

         (e) Governing Law. The validity, construction and effect of the Plan and any such actions taken under or relating to the Plan shall be determined in accordance with the laws of the Commonwealth of Massachusetts and applicable federal law.